SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        _______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 13, 2003
                                                         -----------------


                            US GLOBAL AEROSPACE, INC.
                            -------------------------
               (Exact name of registrant as specified in Charter)

               Delaware              000-23339               13-3720542
               --------              ---------               ----------
   (State or other jurisdiction of   (Commission            (IRS Employee
    incorporation or organization)    File No.)          Identification No.)



                 2533 North Carson Street, Carson City, NV 89706
                 -----------------------------------------------
                    (Address of Principal Executive Offices)


                                 (775) 841-3246
                                 --------------
                            (Issuer Telephone number)



ITEM 9.  REGULATION FD DISCLOSURE.

     On February 13, 2003, the Board of Directors approved and declared a three-for-one forward split of the company's common stock, par value $0.01 per share, for holders of record as of 5:00 pm (EST) on February 24, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         US  GLOBAL  AEROSPACE,  INC.



                         By:  /s/  John  Robinson
                         ---------------------------
                         Name:  John  Robinson
                         Title:  Chairman  and  Chief  Executive  Officer


Dated: February 18, 2003


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